                        THE RESERVE INSTITUTIONAL TRUST
      SUPPLEMENT DATED APRIL 14, 1998, TO PROSPECTUS DATED MARCH 16, 1998

Effective March 16, 1998, Class C shares were renamed Treasurer's Trust.

Resrv Partners, Inc.
Distributor, 04/98